UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2015

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street,
Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2015, Capstone Turbine Corporation, a Delaware corporation (the “Company”), entered into a Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”) with respect to an at-the-market offering program pursuant to which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, $0.001 par value per share, having an aggregate offering price of up to $30,000,000 (the “Shares”) through Cowen as its sales agent.

The offer and sale of the Shares to be sold under the Sales Agreement, if any, will be made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-203431) under the Securities Act of 1933, as amended (the “Securities Act”), and a related prospectus, dated June 23, 2015 (the “Prospectus”), as supplemented by a prospectus supplement, dated August 28, 2015 (the “Prospectus Supplement”). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Subject to the terms and conditions of the Sales Agreement, the Company will set the parameters for sales of the Shares, including the number to be sold, the time period during which sales are requested to be made, any limitation on the number that may be sold in one trading day and any minimum price below which sales may not be made. Cowen will use its commercially reasonable efforts to sell the Shares requested by the Company to be sold, based upon the Company’s parameters, consistent with Cowen’s normal trading and sales practices and applicable state and federal laws, rules and regulations and rules of the Nasdaq Capital Market. Subject to the terms and conditions of the Sales Agreement, Cowen may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act, including sales made through the Nasdaq Capital Market, on any other existing trading market for the Company’s common stock, to or through a market maker or, if expressly authorized by the Company, in negotiated transactions. The Company has no obligation to sell any of the Shares under the Sales Agreement, and either the Company or Cowen may at any time suspend solicitations and offers under the Sales Agreement upon proper notice to the other party.

The aggregate compensation payable to Cowen will be equal to 3% of the gross proceeds from sales of the Shares sold by Cowen pursuant to the Sales Agreement. The Sales Agreement contains customary representations and warranties, covenants of each party and conditions to the sale of the Shares by Cowen thereunder. Additionally, each party has agreed to provide indemnification and contribution pursuant to the Sales Agreement against certain liabilities, including liabilities under the Securities Act.

The Sales Agreement will terminate upon the earlier of (i) the issuance and sale of all of the Shares through Cowen on the terms and conditions set forth in the Sales Agreement and (ii) termination of the Sales Agreement in accordance with its terms. Either the Company or Cowen may terminate the Sales Agreement for any reason upon ten days’ notice to the other party. Cowen may also terminate the Sales Agreement at any time under specified circumstances, including the occurrence of a material adverse change with respect to the Company, due to the Company’s inability, refusal or failure to perform its obligations under the Sales Agreement (subject in certain circumstances to the Company’s right to cure) or the occurrence of any suspension or limitation on trading in the Shares or in securities generally on the Nasdaq Capital Market.

The foregoing summary of the Sales Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Sales Agreement filed as Exhibit 1 to this Current Report on Form 8-K and incorporated herein by reference.

The legal opinion of Waller Lansden Dortch & Davis, LLP relating to the Shares is filed as Exhibit 5 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on August 27, 2015 at the Company’s corporate offices located at 21211 Nordhoff Street, Chatsworth, California 91311. The stockholders voted as follows on the matters described below.

Proposal 1: Election of Directors.

Director	Votes For	Votes Withheld	Broker Non-Votes
Gary D. Simon	75,581,299	18,825,740	152,861,514
Richard K. Atkinson	76,727,056	17,679,983	152,861,514
Darren R. Jamison	73,916,027	20,491,012	152,861,514
Noam Lotan	76,189,998	18,217,041	152,861,514
Gary J. Mayo	76,314,153	18,092,886	152,861,514
Eliot G. Protsch	76,577,605	17,829,434	152,861,514
Holly A. Van Deursen	76,558,295	17,848,744	152,861,514
Darrell J. Wilk	76,674,816	17,732,223	152,861,514

Each of the individuals listed above was elected as a director of the Company to serve until the next annual meeting or until his or her successor is elected and qualified.

Proposal 2: Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of common stock.

Votes For	Votes Against	Votes Abstain
171,190,477	71,451,040	4,627,036

Proposal 3: Approval of an amendment to the Company’s 2000 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
61,343,708	27,648,556	5,414,775	152,861,514

Proposal 4: Advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
59,331,403	30,490,946	4,584,690	152,861,514

Proposal 5: Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016.

Votes For	Votes Against	Votes Abstain
222,528,686	15,336,479	9,403,388

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

1	Sales Agreement, dated August 28, 2015, by and between Capstone Turbine Corporation and Cowen & Company, LLC.
5	Opinion of Waller Lansden Dortch & Davis, LLP.
23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: August 28, 2015	By:	/s/ Jayme L. Brooks
Jayme L. Brooks Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit	Description

1	Sales Agreement, dated August 28, 2015, by and between Capstone Turbine Corporation and Cowen & Company, LLC.
5	Opinion of Waller Lansden Dortch & Davis, LLP.
23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5).